UNITED STATES TRUST COMPANY OF BOSTON

                                                               Boston Trust Logo

To:    Boston Balanced Fund Shareholders
From:  Domenic Colasacco
Date:  March 31, 2000
Re:    Portfolio Review and Economic Outlook

                             INVESTMENT PERFORMANCE
                          FUND NET ASSET VALUE: $28.89

                                                                                            Since
                            6 Months       Year        Year        Year        Year       Inception
                             Ended        Ended       Ended       Ended       Ended       12/1/95 to
                            3/31/00        1999        1998        1997        1996        3/31/00
                            -------        ----        ----        ----        ----        -------
Boston Balanced Fund*         5.26%        4.57%      19.28%      27.05%      14.43%        15.07%
Morningstar-Balanced
  Mutual Fund Average(1)     10.10%        8.60%      12.30%      18.20%      13.10%           N/A
Standard & Poor's 500
  Stock Index(2)             17.52%       21.04%      28.59%      33.37%      22.97%        25.37%
Lehman Brothers
  Government/Corporate
  Bond Index(3)               2.26%       -2.15%       9.46%       9.75%       2.90%         5.49%
90-Day U.S. Treasury
  Bills(4)                    2.55%        4.60%       4.80%       5.14%       5.03%         4.94%

* After all expenses at an annual rate of 1%, the Adviser's expense limitation.

For more information on all Boston Trust Funds, including a Prospectus that outlines fees, charges and other operating expenses, call 1 (800) 441-8782 X4050. Please read the Prospectus carefully before investing or sending money.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF UNITED STATES TRUST COMPANY OF BOSTON OR ANY BANK AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY AGENCY. THE VALUE OF THE FUND SHARES AND RETURNS WILL FLUCTUATE AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY REDEEM SHARES. DISTRIBUTED BY BISYS FUND SERVICES LIMITED PARTNERSHIP.

---------------

  (1) Morningstar-Balanced Mutual Fund Average is an average of funds on which Morningstar reports, which have a stated prospectus objective of being a balanced fund. If a fund in this average is a multiclass fund, all classes are used. MORNINGSTAR RETURN measures a fund's performance relative to its class based on total returns.

  (2) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. Stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

  (3) Lehman Brothers Government/Corporate Bond Index is an unmanaged index generally representative of the performance of U.S. Treasury, U.S. government agencies and corporate debt securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

  (4) 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE COVENTRY GROUP
BOSTON BALANCED FUND

MARKET & PERFORMANCE SUMMARY

      Stock prices were extremely volatile through the six-month period ending March 31, 2000. Led by gains in technology companies, the primary stock indices moved to record levels during the fourth quarter of 1999. The new year began with a brief, sharp stock price decline, only to be followed by the most speculative, emotional, greed-driven, perverse market period I have experienced over the past twenty-five years. From the third week in January through the first week of March, stocks of many marginal start-up companies in the technology and biotechnology sectors rose by 50% to 100%, while stocks of most established, profitable corporations in other industries dropped sharply. Then, beginning about March 10th, price trends reversed abruptly, a pattern that has only intensified through the first few days of April. As I write this report on April 8th, values of most mutual funds that focus investments on speculative sectors have forfeited the gains recorded through early March, while those that concentrate holdings in more established companies, such as Boston Balanced Fund, have recouped earlier losses.

      Although Boston Balanced Fund's volatility was muted by the bond holdings and the broad diversity and higher quality of the equity investments, performance during the past six months also reflected the volatile market trends noted above. At its lowest point in February, the Fund's net asset value had declined by roughly 7% from the level reached at year-end 1999. The entire drop was recovered by the end of the quarter, as stock prices of more established companies improved. Nevertheless, results for the period were below those of most other balanced funds, and modest compared to the 15.1% average annual return achieved since inception in 1995. In the following sections of this report, I address some of the factors we believe will influence the direction of stock and bond prices in the months ahead. I also summarize the current investment position of Boston Balanced Fund, and our thoughts about prospects for resuming a sustained, above-average performance trend.

ECONOMIC SUMMARY & OUTLOOK

      From the standpoint of stock and bond values, the most favorable aspect of our long running economic expansion has been low inflation amid above average growth in the Gross Domestic Product (GDP). That we continue to experience modest inflation is particularly welcome given the historically low level of unemployment. Inflationary pressures have been alleviated primarily by new technology, which has fostered outstanding growth in labor productivity. Inflation has also been restrained by the continuously evolving and expanding business models which companies utilize in their decision making regarding moving manufacturing abroad in order to reduce labor expenses. The majority of displaced workers have been able to locate alternate employment within our growing economy, while society in general has benefited from greater price stability.

      The Federal Reserve has fully recognized these favorable trends. With the exception of Chairman Greenspan's periodic warnings regarding the imminent threat of inflation, the Fed's only action has been a series of small interest rate hikes intended to moderate real GDP growth closer to the 3% rate the Federal Reserve deems to

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE COVENTRY GROUP
BOSTON BALANCED FUND

be sustainable and non-inflationary. Should the Federal Reserve truly become concerned about an imminent inflationary spiral, we would likely see either more rapid interest rate hikes or substantive measures to limit credit availability. Investors have also recognized the favorable confluence of technology driven productivity gains and stable unit labor costs. The result has been comparatively low long-term interest rates and continuing high price valuations for most companies that have been able to sustain profit margins within an environment of limited pricing flexibility. At this time, we see scant evidence of either an economic recession or rising inflation rate in the months ahead. While sudden, even deep, stock market declines are always possible, we are unlikely to experience a prolonged bear market if we are correct in this favorable economic assessment. Our primary economic and market concern is that even small increases in short-term interest rates will surely restrict stock prices and may eventually lead to a recession should this trend persist long enough.

INVESTMENT STRATEGY

      Boston Balanced Fund seeks to generate above average returns relative to other balanced funds over the long term with below average investment risk. In pursuit of this objective, we utilize three primary investment strategy components -- asset allocation, portfolio composition and individual security selection. I will summarize our current thoughts on each.

      ASSET ALLOCATION: From 1995 through early 1999, most of the investment strategy questions we received about the Fund involved asset allocation, in particular fear that sharply rising stock prices and valuations would inevitably give way to a general stock market decline. More recently, after five consecutive years of stocks performing far better than bonds, most investors have accepted as fact that stocks are more attractive to own than bonds. Although our instincts tell us to be more concerned during periods of low investor fear, the still favorable economic backdrop leads us to share the prevailing view that stocks are likely to outperform bonds for at least another year. The Fund is invested accordingly, with stocks comprising close to 70% of total assets, above the level of roughly 60% maintained by most other balanced funds.

      PORTFOLIO COMPOSITION: Periods of diverse stock sector behavior, such as we have experienced over the past year, usually bring many questions regarding the composition of the equity segment of the Fund; this past quarter and year have not been exceptions. Most inquiries have involved the extent and types of technology stock investments we hold. Up until just a few weeks ago, almost the only way to have earned an attractive return was to have a very large allocation to technology stocks. Virtually all other stock investments, whether in large or small companies, offset the gains recorded within the technology sector. We have been wary of the valuations across the entire technology stock sector for some time. It is not only the newly founded technology companies without appreciable sales and continuing operating losses that reached extraordinary market values. Even for established companies, multiples of 20 to 25 times sales are now common, as are earnings valuations exceeding 100. Nevertheless, we feel there is little doubt that the technology industry will continue to experience the most rapid growth in our economy for many years to come. Faced with a desire to participate in the favorable business growth trends, yet aware of the risk of high stock valuations, we decided early on to concentrate the Fund's investments in those technology companies with the best business franchises and the least assailable competitive positions. Our

Portfolio composition is subject to change.

THE COVENTRY GROUP
BOSTON BALANCED FUND

objective has been to participate prudently in industry growth and to avoid the worst of the potential price declines if industry growth moderates or investor enthusiasm for technology stocks wanes. In the aggregate, this higher quality investment strategy led to trailing relative technology sector performance until the past month, when stocks of newer, smaller and more speculative technology companies began to drop sharply. While we take some comfort in being invested in more established companies, we have no misconceptions about the high risk inherent in even the best quality technology stocks should industry sales and earnings growth falter. The Fund's broad industry diversification will be the best defense against a widespread technology sector price decline. Even though technology is the largest sector in the Fund, it represents just a third of the stock segment value and less than one-quarter of total Fund assets.

      SECURITY SELECTION: Our preference for higher quality stocks is not limited to the technology sector. Indeed, it has been part of our overall core equity style since the Fund's inception in 1995. Over the years a higher quality security selection strategy has aided rather than hindered the Fund's results. There have been exceptions to this pattern, the most salient being the period from November 1998 through early March 2000. At this time it is too early to know with certainty whether the past few weeks are an aberration in the nearly 15 month speculative trend, or the beginning of a return to favor for stocks of more established companies. Our educated suspicion is the latter in light of growing investor awareness that many newly formed companies are exhausting their initial IPO funding without ever reaching profitability. Few will be given a second funding, leading to further sharp stock price drops and ultimate business failure. We believe Boston Balanced Fund's higher quality stock emphasis will resume a favorable performance trend in the months ahead.

      On behalf of all of us at United States Trust, I thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.

Sincerely,

/s/ Domenic Colasacco

Domenic Colasacco
Portfolio Manager and President
United States Trust Company of Boston

Portfolio composition is subject to change.

THE COVENTRY GROUP
BOSTON BALANCED FUND

      S&P 500 SECTOR WEIGHTS        1995    1996    1997    1998    1999
------------------------------------------------------------------------
Basic Materials                       6%      6%      5%      3%      3%
Capital Goods                        10%     10%      9%      8%      8%
Communications Svcs                   9%      6%      6%      8%      8%
Consumer Cyclicals                   10%     10%      9%      9%     10%
Consumer Staples                     16%     16%     16%     15%     11%
Energy                                9%      9%      8%      6%      5%
Finance                              13%     15%     17%     14%     13%
Healthcare                           10%     10%     11%     12%      9%
Technology                           10%     13%     13%     19%     30%
Transportation                        2%      0%      1%      1%      1%
Utilities                             5%      4%      3%      3%      2%

THE COVENTRY GROUP
BOSTON BALANCED FUND

                     Value of $10,000 vs Benchmark Indices

       AVERAGE ANNUAL
        TOTAL RETURN

   For the         Inception
Period Ended          to
 03/31/00(1)      03/31/00(2)

  (0.63)%(3)        15.07%


                                                                                                           BLEND (S&P 500 STOCK
                                                                                                         INDEX(5), LEHMAN BROTHERS
                                                                                                          GOV'T/CORP BOND INDEX(6)
                                                                               MORNINGSTAR BALANCE       AND 90-DAY U.S. TREASURY
                                                  BOSTON BALANCED FUND            MUTUAL FUND(4)          AVERAGE ANNUAL BILLS(7)
                                                  --------------------         -------------------       -------------------------
                                                           10000                       10000                      10000
12/95                                                    10123.3                     10141.3                      10156
                                                         10265.2                     10389.3                      10351
6/96                                                     10510.2                     10625.5                      10625
                                                         10874.8                     10907.8                      10880
12/96                                                    11583.9                     11484.9                      11502
                                                           11773                     11488.2                      11643
6/97                                                       13180                     12654.3                      12932
                                                         13930.8                     13501.1                      13665
12/97                                                    14717.6                     13662.2                      14056
                                                           16381                     14697.4                      15306
6/98                                                     16812.7                     14863.6                      15756
                                                         15782.4                     13939.3                      15028
12/98                                                    17555.4                     15483.5                      16935
                                                         17567.5                       15652                      17423
6/99                                                     18382.6                     16334.7                      18178
                                                           17452                     15647.3                      17464
12/99                                                    18357.1                     16786.3                      19144
                                                         18369.8                     17213.8                      19590

The chart represents a historical investment of $10,000 in the Boston Balanced Fund from December 1, 1995 to March 31, 2000, and represents the reinvestment of dividends and capital gains in the Fund.

(1) For the period from July 1, 1999 through March 31, 2000. Subsequent to the annual report at June 30, 1999, the Fund changed its fiscal year end to March 31.

(2) Commenced operations on December 1, 1995.

(3) Not annualized

(4) Morningstar-Balanced Mutual Fund Average is an average of funds on which Morningstar reports, which have a stated prospectus objective of being a balanced fund. If a fund in this average is a multiclass fund, all classes are used. MORNINGSTAR RETURN measures a fund's performance relative to its class based on total returns.

(5) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. Stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(6) Lehman Brothers Government/Corporate Bond Index is an unmanaged index generally representative of the performance of U.S. Treasury, U.S. government agencies and corporate debt securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(7) 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE COVENTRY GROUP
BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000

                                                                SHARES
                                                                  OR
                                                              PRINCIPAL        MARKET
DESCRIPTION                                                     AMOUNT         VALUE
-----------                                                   ----------    ------------
COMMON STOCKS (69.4%):
BASIC MATERIALS (0.4%):
RPM, Inc....................................................      50,000    $    550,000
                                                                            ------------
CAPITAL GOODS (1.0%):
Illinois Tool Works.........................................      25,000       1,381,250
                                                                            ------------
COMMUNICATION SERVICES (5.1%):
Alltel Corp. ...............................................      20,000       1,261,250
AT&T Corp. .................................................      35,000       1,968,750
Bellsouth Corp. ............................................      25,000       1,175,000
CenturyTel, Inc. ...........................................      30,000       1,113,750
SBC Communications, Inc. ...................................      20,000         840,000
Vodafone AirTouch PLC.......................................      10,000         555,625
                                                                            ------------
                                                                               6,914,375
                                                                            ------------
CONSUMER CYCLICALS (8.7%):
BJ's Wholesale Club, Inc. (b)...............................      20,000         772,500
Costco Wholesale Corp. (b)..................................      40,000       2,102,499
Emerson Electric Co. .......................................      25,000       1,321,875
Ford Motor Co. .............................................      25,000       1,148,438
Gannett Co., Inc. ..........................................      25,000       1,759,375
Home Depot, Inc. ...........................................      15,000         967,500
Johnson Controls, Inc. .....................................      25,000       1,351,563
Leggett & Platt, Inc. ......................................      75,000       1,612,500
McClatchy Co. ..............................................      25,000         818,750
                                                                            ------------
                                                                              11,855,000
                                                                            ------------
CONSUMER PRODUCTS (0.9%):
Anheuser-Busch Co., Inc. ...................................      20,000       1,245,000
                                                                            ------------

                       See notes to financial statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000 -- (CONTINUED)

                                                                SHARES
                                                                  OR
                                                              PRINCIPAL        MARKET
DESCRIPTION                                                     AMOUNT         VALUE
-----------                                                   ----------    ------------
COMMON STOCKS -- (CONTINUED)
CONSUMER STAPLES (3.3%):
Clorox Co. .................................................      10,000    $    325,000
Gillette Co. ...............................................      25,000         942,188
Procter & Gamble Co. .......................................      20,000       1,125,000
Sysco Corp. ................................................      60,000       2,141,250
                                                                            ------------
                                                                               4,533,438
                                                                            ------------
ENERGY (2.2%):
BP Amoco PLC................................................      10,000         530,625
Exxon Mobil Corp. ..........................................      32,500       2,528,906
                                                                            ------------
                                                                               3,059,531
                                                                            ------------
FINANCIAL SERVICES (11.2%):
American International Group................................       5,000         547,500
Bank of America Corp. ......................................      25,000       1,310,938
Cincinnati Financial Corp. .................................      25,000         940,625
Fannie Mae..................................................      30,000       1,693,125
Fleet Boston Financial Corp. ...............................      50,000       1,825,000
Morgan Stanley Dean Witter & Co. ...........................      25,000       2,039,063
T. Rowe Price Associates....................................      75,000       2,962,499
Wachovia Corp. .............................................      30,000       2,026,875
Wilmington Trust Corp. .....................................      40,000       1,945,000
                                                                            ------------
                                                                              15,290,625
                                                                            ------------
HEALTH CARE (10.1%):
Biomet, Inc. ...............................................       5,000         181,875
Johnson & Johnson...........................................      40,000       2,802,500
Medtronic, Inc. ............................................      70,000       3,600,625
Merck & Co., Inc. ..........................................      30,000       1,863,750
Pfizer, Inc. ...............................................      80,000       2,925,000
Schering-Plough Corp. ......................................      65,000       2,388,750
                                                                            ------------
                                                                              13,762,500
                                                                            ------------

                       See notes to financial statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000 -- (CONTINUED)

                                                                SHARES
                                                                  OR
                                                              PRINCIPAL        MARKET
DESCRIPTION                                                     AMOUNT         VALUE
-----------                                                   ----------    ------------
COMMON STOCKS -- (CONTINUED)
PRODUCER PRODUCTS (3.3%):
Carlisle Cos., Inc. ........................................      40,000    $  1,600,000
Donaldson Co., Inc. ........................................      40,000         902,500
General Electric Co. .......................................      12,500       1,939,844
                                                                            ------------
                                                                               4,442,344
                                                                            ------------
TECHNOLOGY (22.3%):
Applied Materials, Inc. (b).................................      25,000       2,356,250
Automatic Data Processing...................................      15,000         723,750
Cisco Systems, Inc. (b).....................................      50,000       3,865,625
EMC Corp. (b)...............................................      15,000       1,875,000
Hewlett-Packard Co. ........................................      20,000       2,651,250
IBM Corp. ..................................................      25,000       2,950,000
Intel Corp. ................................................      32,000       4,222,000
Lucent Technologies, Inc. ..................................      55,000       3,341,250
Microsoft Corp. (b).........................................      45,000       4,781,250
Nokia Corp. ................................................       1,000         217,250
Oracle Corp. (b)............................................      12,500         975,781
Sanmina Corp. (b)...........................................      10,000         675,625
Sun Microsystems, Inc. (b)..................................      12,000       1,124,438
Texas Instruments, Inc. ....................................       5,000         800,000
                                                                            ------------
                                                                              30,559,469
                                                                            ------------
TRANSPORTATION & SHIPPING (0.9%):
United Parcel Service, Inc. ................................      20,000       1,260,000
                                                                            ------------
TOTAL COMMON STOCKS.........................................                  94,853,532
                                                                            ------------

CORPORATE BONDS (9.5%):
Albertson's, Inc., 6.66%, 7/21/08...........................  $1,000,000         954,318
American Home Products Corp., 7.90%, 2/15/05................     925,000         947,046
Atlantic Richfield Co., 8.50%, 4/1/12.......................     300,000         325,180
Eaton Corp., 8.90%, 8/15/06.................................     500,000         532,183
Ford Credit Corp., 7.75%, 11/15/02..........................     425,000         428,122
Ford Credit Corp., 6.625%, 6/30/03..........................     300,000         293,340

                       See notes to financial statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000 -- (CONTINUED)

                                                                SHARES
                                                                  OR
                                                              PRINCIPAL        MARKET
DESCRIPTION                                                     AMOUNT         VALUE
-----------                                                   ----------    ------------
CORPORATE BONDS -- (CONTINUED)
Ford Credit Corp., 7.20%, 6/15/07...........................  $1,000,000    $    975,580
General Electric Capital Corp., 7.375%, 9/15/04.............   1,000,000       1,006,608
General Electric Capital Corp., 8.30%, 9/20/09..............   1,000,000       1,076,385
General Motors Acceptance Corp., 9.625%, 12/15/01...........     825,000         853,398
General Motors Acceptance Corp., 8.50%, 1/1/03..............     300,000         306,658
Honeywell, Inc., 7.00%, 3/15/07.............................     500,000         487,689
Leggett & Platt, Inc., 7.185%, 4/24/02 (c)..................   1,000,000       1,000,378
Leggett & Platt, Inc., 6.25%, 9/9/08 (c)....................     500,000         470,822
Paccar Financial Corp., 6.12%, 4/17/00......................   1,000,000         999,768
Proctor & Gamble Co., 5.25%, 9/15/03........................   1,000,000         945,592
Sears Roebuck & Co., 9.46%, 6/20/00.........................     300,000         301,454
Sysco Corp., 6.50%, 6/15/05.................................     375,000         363,293
Unum Provident Corp., 5.88%, 10/15/03.......................     400,000         378,301
Weyerhaeuser Co., 7.25%, 7/1/13.............................     300,000         294,399
                                                                            ------------
TOTAL CORPORATE BONDS.......................................                  12,940,514
                                                                            ------------

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (20.3%):
Fannie Mae, 5.33%, 6/9/00...................................   2,000,000       1,995,790
Fannie Mae, 4.75%, 12/21/00.................................   3,000,000       2,959,185
Fannie Mae, 5.375%, 3/15/02.................................   3,000,000       2,914,719
Fannie Mae, 7.25%, 1/15/10..................................   2,000,000       2,014,384
FFCB, 4.85%, 11/4/03........................................     400,000         372,692
FFCB, 5.39%, 9/15/04........................................   2,000,000       1,873,382
FFCB, 5.80%, 6/17/05........................................   2,000,000       1,890,892
FHLB, 5.55%, 8/17/00........................................   3,000,000       2,993,916
FHLB, 5.33%, 3/20/01........................................   2,000,000       1,975,170
FHLB, 5.285%, 2/11/04.......................................   2,000,000       1,880,176
FHLB, 5.815%, 7/13/05.......................................   2,000,000       1,890,592
FHLB, 7.015%, 9/25/06.......................................   1,500,000       1,493,583
FHLB, 5.038%, 10/14/08......................................     500,000         432,132
FHLB, 7.00%, 8/15/14........................................   3,000,000       2,956,581
                                                                            ------------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS.....                  27,643,194
                                                                            ------------

                       See notes to financial statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000 -- (CONTINUED)

                                                                SHARES
                                                                  OR
                                                              PRINCIPAL        MARKET
DESCRIPTION                                                     AMOUNT         VALUE
-----------                                                   ----------    ------------
SHORT-TERM INVESTMENTS (2.2%):
Valiant General Money Market Portfolio......................   2,513,102    $  2,513,102
Valiant U.S. Treasury Money Market Portfolio................     457,582         457,582
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS................................                   2,970,684
                                                                            ------------

TOTAL INVESTMENTS (COST $108,759,913) (a) -- 101.4%.........                 138,407,924
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.4)%.............                  (1,922,191)
                                                                            ------------
TOTAL NET ASSETS -- 100.0%..................................                $136,485,733
                                                                            ------------
                                                                            ------------

---------------
Percentages indicated are based on net assets of $136,485,733.

(a) Represents cost for both federal income tax purposes and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.............  $31,992,932
        Unrealized depreciation.............   (2,344,921)
                                              -----------
        Net unrealized appreciation.........  $29,648,011
                                              ===========

(b) Non-income producing securities.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
PLC  -- Public Limited Company

                       See notes to financial statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000

ASSETS:
  Investments, at value (cost $108,759,913).................  $138,407,924
  Interest and dividends receivable.........................       576,124
  Receivable for capital shares issued......................       141,000
  Prepaid expenses..........................................         7,519
                                                              ------------
TOTAL ASSETS................................................   139,132,567
                                                              ------------
LIABILITIES:
  Payable for investments purchased.........................     1,181,901
  Payable for capital shares redeemed.......................     1,335,398
  Accrued expenses and other payables:
     Investment adviser fees................................        48,306
     Administration fees....................................         2,775
     Other payables.........................................        78,454
                                                              ------------
TOTAL LIABILITIES...........................................     2,646,834
                                                              ------------
NET ASSETS..................................................  $136,485,733
                                                              ============
COMPOSITION OF NET ASSETS:
  Capital...................................................  $ 99,685,176
  Accumulated undistributed net investment income...........       678,404
  Accumulated undistributed net realized gains from
     investment transactions................................     6,474,142
  Unrealized appreciation from investments..................    29,648,011
                                                              ------------
NET ASSETS..................................................  $136,485,733
                                                              ============
Net Assets..................................................  $136,485,733
                                                              ============
Shares Outstanding (par value $0.001, unlimited number of
  shares authorized)........................................     4,724,482
                                                              ============
Net Asset Value, Offering Price and Redemption Price per
  share.....................................................  $      28.89
                                                              ============

                       See notes to financial statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND
STATEMENT OF OPERATIONS

                                                                   FOR THE             FOR THE
                                                                 PERIOD ENDED        YEAR ENDED
                                                              MARCH 31, 2000 (a)    JUNE 30, 1999
                                                              ------------------    -------------
INVESTMENT INCOME:
  Interest income...........................................     $ 1,802,366         $ 2,522,028
  Dividend income...........................................       1,091,624           1,235,133
                                                                 -----------         -----------
TOTAL INVESTMENT INCOME.....................................       2,893,990           3,757,161
                                                                 -----------         -----------
EXPENSES:
  Investment adviser fees...................................         791,071             999,704
  Administration fees.......................................         213,923             145,111
  Accounting fees...........................................           9,795              42,479
  Transfer agent fees.......................................          12,829               4,124
  Custodian fees and expenses...............................          22,032              24,174
  Other expenses............................................          95,567              58,650
                                                                 -----------         -----------
     Total expenses before fee reductions and
       reimbursements.......................................       1,145,217           1,274,242
     Fee reductions and reimbursements......................         (93,049)            (10,089)
                                                                 -----------         -----------
     Net expenses...........................................       1,052,168           1,264,153
                                                                 -----------         -----------
NET INVESTMENT INCOME.......................................       1,841,822           2,493,008
                                                                 -----------         -----------
REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
  Net realized gains from investment transactions...........       6,513,493           5,272,757
  Change in unrealized appreciation/(depreciation) from
     investments............................................      (8,664,700)          4,778,353
                                                                 -----------         -----------
  Net realized/unrealized gains/(losses) from investments...      (2,151,207)         10,051,110
                                                                 -----------         -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     $  (309,385)        $12,544,118
                                                                 ===========         ===========

---------------

(a) For period from July 1, 1999 through March 31, 2000. Subsequent to the annual report at June 30, 1999, the Fund changed its fiscal year end to March 31.

                       See notes to financial statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE             FOR THE          FOR THE
                                                      PERIOD ENDED        YEAR ENDED       YEAR ENDED
                                                   MARCH 31, 2000 (a)    JUNE 30, 1999    JUNE 30, 1998
                                                   ------------------    -------------    -------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..........................     $  1,841,822       $  2,493,008     $  1,807,541
  Net realized gain from investment
     transactions................................        6,513,493          5,272,757        3,852,396
  Change in unrealized
     appreciation/(depreciation) from
     investments.................................       (8,664,700)         4,778,353       17,971,318
                                                      ------------       ------------     ------------
Change in net assets resulting from operations...         (309,385)        12,544,118       23,631,255
                                                      ------------       ------------     ------------
DIVIDENDS TO SHAREHOLDERS:
  Net investment income..........................       (2,542,217)        (2,187,510)      (1,584,936)
  Net realized gains from investment
     transactions................................       (3,617,083)        (4,866,093)      (1,549,116)
                                                      ------------       ------------     ------------
Change in net assets from shareholder
  dividends......................................       (6,159,300)        (7,053,603)      (3,134,052)
                                                      ------------       ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued....................       11,554,039         24,299,269       24,300,384
  Dividends reinvested...........................        6,157,511          7,046,375        3,134,052
  Cost of shares redeemed........................      (21,776,689)       (11,757,251)      (8,024,463)
                                                      ------------       ------------     ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS...................................       (4,065,139)        19,588,393       19,409,973
                                                      ------------       ------------     ------------
CHANGE IN NET ASSETS.............................      (10,533,824)        25,078,908       39,907,176
NET ASSETS:
  Beginning of period............................      147,019,557        121,940,649       82,033,473
                                                      ------------       ------------     ------------
  End of period (including accumulated
     undistributed net investment income of
     $678,404, $1,378,799, and $1,073,301,
     respectively)...............................     $136,485,733       $147,019,557     $121,940,649
                                                      ============       ============     ============
SHARE TRANSACTIONS:
  Issued.........................................          401,491            840,998          656,792
  Reinvested.....................................          214,398            253,466           31,030
  Issued in stock split..........................               --                 --        2,770,018
  Redeemed.......................................         (756,831)          (404,136)        (147,984)
                                                      ------------       ------------     ------------
CHANGE IN SHARES.................................         (140,942)           690,328        3,309,856
                                                      ============       ============     ============

---------------

(a) For the period from July 1, 1999 through March 31, 2000. Subsequent to the annual report at June 30, 1999, the Fund changed its fiscal year end to March 31.

                       See notes to financial statements.

THE COVENTRY GROUP
NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 2000

1.  ORGANIZATION:
         The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements and financial highlights are those of the Boston Balanced Fund (the "Fund"), which reorganized and transferred from the Professionally Managed Portfolios to The Coventry Group on June 18, 1999. In connection with this reorganization, the Fund subsequently changed its fiscal year end to March 31. The Group is authorized to issue an unlimited number of shares, with no par value. Prior to January 5, 1998, the Fund was known as Boston Managed Growth Fund.

         The Fund's investment objective is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds, and money market instruments.

2.  SIGNIFICANT ACCOUNTING POLICIES:
         The following is a summary of the significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITY VALUATION:
         Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading. Securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Debt securities are valued using the mean between the bid and ask price. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

    SECURITY TRANSACTIONS AND RELATED INCOME:
         Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Securities gains and losses are calculated on the identified cost basis.

    EXPENSES:
         Expenses that are directly related to the Fund are charged directly to the Fund. Expenses relating to the Group are prorated to the Fund and any other portfolios of the Group on the basis of relative net assets.

    DIVIDENDS TO SHAREHOLDERS:
         Dividends from net investment income, if any, and net realized gain, if any, are declared and distributed annually.

         The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These

THE COVENTRY GROUP
NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 2000 -- (CONTINUED)

    "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital: temporary differences do not require reclassification. There were no "book/tax" differences as of March 31, 2000.

    FEDERAL INCOME TAXES:
         The Fund is a separate taxable entity for federal tax purposes. The Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for Federal income tax is required.

3.  RELATED PARTY TRANSACTIONS WITH AFFILIATES:
         United States Trust Company of Boston, (the "Investment Adviser"), acts as investment adviser to the Fund. For its services as the investment adviser, United States Trust Company of Boston is entitled to receive a fee, computed daily and paid monthly at the annual rate of 0.75% of the average daily net assets of the Fund.

         The Investment Adviser, which is a Massachusetts-chartered banking and trust company, acts as the Fund's custodian and transfer agent. Under the custody agreement, the Investment Adviser is entitled to receive a fee of 0.02% on the first $100 million of net assets and 0.015% on net assets over $100 million. This fee is computed daily and paid monthly. The Investment Adviser receives a fixed fee for its services as the transfer agent.

         BISYS Fund Services Limited Partnership (the "Distributor") and BISYS Fund Services Ohio, Inc. (the "Administrator"), are wholly owned subsidiaries of The BISYS Group, Inc. Certain officers and trustees of the Group are also officers of the Administrator. Such officers are paid no fees directly by the Fund for serving as officers of the Group. Under the terms of the administration agreement, the Administrator receives an annual fee, computed daily and paid monthly, equal to 0.20% of the Fund's average net assets.

         For the period ended March 31, 2000, the Administrator voluntarily waived $55,735 in fees.

         The Fund is responsible for its own operating expenses. The Investment Adviser has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to repayment by the Fund within three years provided the Fund is able to effect such repayment and remain in compliance with applicable limitations.

         Pursuant to its agreement, for the period ended March 31, 2000, the Investment Adviser reimbursed the Fund $37,314.

4.  INVESTMENT TRANSACTIONS:
         The cost of security purchases and the proceeds from security sales, excluding short-term securities, for the period ended March 31, 2000, were $38,480,883 and $38,493,241 respectively.

THE COVENTRY GROUP
BOSTON BALANCED FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                                                DECEMBER 1,
                                               FOR THE         FOR THE YEARS ENDED JUNE 30,   1995 (c) THROUGH
                                             PERIOD ENDED      ----------------------------       JUNE 30,
                                          MARCH 31, 2000 (a)    1999    1998 (b)   1997 (b)       1996 (b)
                                          ------------------   ------   --------   --------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD....        $30.22         $29.21    $23.70     $19.31         $18.41
INVESTMENT ACTIVITIES:
  Net investment income.................          0.40           0.52      0.46       0.47           0.25
  Net realized and unrealized
     gains/(losses) from investment
     transactions.......................         (0.43)          2.07      5.94       4.36           0.69
                                                ------         ------    ------     ------         ------
Total from investment activities........         (0.03)          2.59      6.40       4.83           0.94
                                                ------         ------    ------     ------         ------
DIVIDENDS:
  Net investment income.................         (0.54)         (0.49)    (0.45)     (0.44)         (0.04)
  Net realized gains from investment
     transactions.......................         (0.76)         (1.09)    (0.44)        --             --
                                                ------         ------    ------     ------         ------
Total dividends.........................         (1.30)         (1.58)    (0.89)     (0.44)         (0.04)
                                                ------         ------    ------     ------         ------
NET ASSET VALUE, END OF PERIOD..........        $28.89         $30.22    $29.21     $23.70         $19.31
                                                ======         ======    ======     ======         ======
TOTAL RETURN............................         (0.63)%(e)      9.34%    27.55%     25.40%          5.14%(e)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
     (millions).........................        $136.5         $147.0    $121.9     $ 82.0         $ 61.8
  Ratio of expenses to average net
     assets.............................          1.00%(f)       0.95%     1.00%      1.00%          1.00%(f)
  Ratio of net investment income to
     average net assets.................          1.75%(f)       1.87%     1.85%      2.25%          2.43%(f)
  Ratio of expenses to average net
     assets.............................          1.09%(f)(d)    0.95%     1.00%      1.02%(d)       1.00%(f)
  Portfolio turnover....................         28.72%         23.61%    22.71%     30.78%         17.69%

---------------
(a) For the period from July 1, 1999 through March 31, 2000. Subsequent to the annual report at June 30, 1999, the Fund changed its fiscal year end to March 31.
(b) Per share data has been restated to give effect to a 4-for-1 stock split to shareholders of record as of the close on January 9, 1998.
(c) Commencement of operations.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Not annualized.
(f) Annualized.

                       See notes to financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Boston Balanced Fund of the Coventry Group

We have audited the accompanying statement of assets and liabilities of the Boston Balanced Fund of the Coventry Group (a Massachusetts business trust), including the schedule of portfolio investments, as of March 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the periods ended March 31, 2000 and June 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended June 30, 1998 and the financial highlights for each of the three periods in the period ended June 30, 1998 were audited by other auditors whose report dated July 31, 1998, expressed an unqualified opinion on these statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Boston Balanced Fund as of March 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the periods ended March 31, 2000 and June 30, 1999, in conformity with accounting principles generally accepted in the United States.

                                                             ARTHUR ANDERSEN LLP

Columbus, Ohio
May 16, 2000

                Investment Adviser, Custodian and Transfer Agent

                     United States Trust Company of Boston
                                40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                       -

                                 Administrator

                         BISYS Fund Services Ohio, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

                                       -
                                  Distributor

                    BISYS Fund Services Limited Partnership
                               3435 Stelzer Road
                               Columbus, OH 43219

                                       -

                                    Auditors

                              Arthur Andersen LLP
                               Huntington Center
                              41 South High Street
                            Columbus, OH 43215-6150

                                       -

                                 Legal Counsel

                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

5/00

                               Boston Trust Logo
                     UNITED STATES TRUST COMPANY OF BOSTON
                              BOSTON BALANCED FUND

                                 ANNUAL REPORT

                                 MARCH 31, 2000